UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 9, 2012 (April 3, 2012)

Date of Report (Date of earliest event reported)

MODERN MOBILITY AIDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168983	27-4677038
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7001 Steeles Ave West

Suite 18

Toronto; Ontario

Canada M9W 0A2

Attn: Antonio Domingues

(Address of Principal Executive offices)(Zip Code)

(416) 645-8350

(Registrant's telephone number Including area code)

1235 Bay St, Suite 400

Toronto, Ontario, M5R 3K4

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 3, 2012, Mohamed K. Karatella resigned as a member of our Board of Directors and as an officer of the Company and of its subsidiaries. On April 3, 2012, Ferman A. Naqvi and Darshna Tanna resigned as members of the Board of Directors of the Company and of its subsidiaries. On the same day, Antonio Domingues was appointed our and our subsidiaries’ President, Chief Financial Officer, Treasurer and Secretary and as a member of the board of directors of our subsidiaries.

Item 9.01 Exhibits.

None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	MODERN MOBILITY AIDS, INC. (Registrant)

/s/ Antonio Domingues
Antonio Domingues, President, Chief Financial Officer, Treasurer, Secretary and Principal Accounting Officer

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